UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 7, 2017
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CHARTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)
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Maryland	001-35870	90-0947148
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation or organization)	File Number)	Identification No.)
1233 O.G. Skinner Drive, West Point, Georgia 31833
(Address of principal executive offices) (Zip code)
(706) 645-1391
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.    Results of Operations and Financial Condition

On November 7, 2017, Charter Financial Corporation (the "Company"), the holding company of CharterBank, issued an earnings release announcing its financial results for the fourth quarter and fiscal year ended September 30, 2017. The text of the press release is included as Exhibit 99.1 to this report. The information included in the press release text is considered to be “furnished” under the Securities Exchange Act of 1934.

Item 7.01.    Regulation FD Disclosure

From November 15-17, 2017, Charter Financial Corporation will participate in the Sandler O'Neill + Partners East Coast Financial Services Conference in Naples, Florida (the "Conference"), as well as private investors meetings. The Company's Investor Presentation attached hereto as Exhibit 99.2 will be made available to investors at the Conference, and from time to time before and after. A copy of the Company's Investor Presentation will also be posted in the Investor Relations section of the Company's website at www.charterbk.com.

Item 9.01.     Financial Statements and Exhibits

(d)	Exhibits.

	Exhibit No.	Description

	99.1	Earnings press release dated November 7, 2017.
	99.2	Charter Financial Corporation Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHARTER FINANCIAL CORPORATION
(Registrant)

Date:	November 7, 2017	By:	/s/ Curtis R. Kollar
Curtis R. Kollar
Senior Vice President and Chief Financial Officer